SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

May 24, 2013 (May 21, 2013)

Date of Report (Date of earliest event reported)

RED LION HOTELS CORPORATION

(Exact Name of Registrant as Specified in Charter)

Washington	001-13957	91-1032187
(State or Other Jurisdiction of Incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

201 W. North River Drive

Suite 100

Spokane, Washington 99201

(Address of Principal Executive Offices, Zip Code)

(509) 459-6100

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) On May 21, 2013, our board of directors approved an amendment to our company’s employment agreement with Julie Shiflett, our Executive Vice President, Chief Financial Officer. Prior to the amendment, Ms. Shiflett was entitled to certain severance benefits if we terminated her employment without cause prior to September 1, 2013. Following the amendment, she will be entitled to these same severance benefits if we terminate her employment without cause at any time prior to September 1, 2014. These benefits are described in the proxy statement for our 2013 annual meeting of shareholders under the caption Executive Compensation — Employment Agreements; Severance and Change of Control Arrangements.

Item 5.07. Submission of Matters to a Vote of Security Holders

At our annual meeting of shareholders on May 21, 2013, four matters were submitted to a vote of our shareholders. The voting results were as follows:

1.	Election of directors: Nine individuals were elected to serve on our board of directors for terms that end at the 2014 annual meeting of shareholders. The number of votes cast for and withheld from each nominee, and the number of broker non-votes, were as follows:

Nominee	For	Withheld	Broker Non-Votes
Raymond R. Brandstrom	12,547,501	600,676	3,998,710
Ryland P. Davis	12,574,058	574,119	3,998,710
Jon E. Eliassen	12,636,810	511,367	3,998,710
James P. Evans	12,615,216	532,961	3,998,710
David J. Johnson	12,648,671	499,506	3,998,710
Melvin L. Keating	11,737,036	1,411,141	3,998,710
Ronald R. Taylor	12,542,545	605,632	3,998,710
Michael Vernon	12,619,647	528,530	3,998,710
Robert G. Wolfe	12,615,216	532,961	3,998,710

2.	Ratification of appointment of auditors: The shareholders ratified the appointment of BDO USA, LLP as our independent registered public accounting firm for 2013. The number of votes cast for and against the proposal, and the number of abstentions, were as follows:

For	Against	Abstentions
16,600,631	515,028	31,228

3.	Advisory vote on executive compensation: The shareholders approved, on an advisory basis, the compensation of the named executive officers as disclosed in the proxy statement for the annual meeting under the captions “Compensation Discussion and Analysis” and “Executive Compensation”. The number of votes cast for and against the proposal, and the number of abstentions and broker non-votes, were as follows:

For	Against	Abstentions	Broker Non-Votes
12,415,648	600,379	132,150	3,998,710

4.	Shareholder proposal: The following are the voting results for the shareholder proposal requesting that our Board of Directors initiate the appropriate process to amend our articles of incorporation and/or bylaws to provide that director nominees shall generally be elected by the affirmative vote of the majority of votes cast at an annual meeting of shareholders:

For	Against	Abstentions	Broker Non-Votes
11,180,149	509,273	1,458,755	3,998,710

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RED LION HOTELS CORPORATION

Dated: May 24, 2013	By:	/s/ Thomas L. McKeirnan
Thomas L. McKeirnan
Executive Vice President,
General Counsel and Secretary

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